Important Notice Regarding Change in
Investment Policy
Federated Hermes Strategic Value Dividend Fund
A Portfolio of Federated Hermes Equity Funds
CLASS A SHARES (TICKER SVAAX)
CLASS C SHARES (TICKER SVACX)
INSTITUTIONAL SHARES (TICKER SVAIX)
CLASS R6 SHARES (TICKER SVALX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
The Board of Trustees of Federated Hermes Equity Funds has approved a change in non-fundamental investment policy for the Federated Hermes Strategic Value Dividend Fund (the “Fund”) in connection with amendments adopted by the Securities and Exchange Commission (the “SEC”) to Rule 35d-1 (the “Rule”) under the Investment Company Act of 1940, as amended. The change in policy will become effective concurrent with the effective date of the Fund’s next registration statement which is anticipated to be December 29, 2026 unless the SEC postpones, delays, reconsiders or repeals the amendments to the Rule in which case shareholders will be further notified (the “Effective Date”). The change in policy is not expected to result in any changes to the investment process used in managing the Fund and is being made to comply with the requirements of the amendments to the Rule.
On the Effective Date, please make the following changes:
1. Under “Fund Summary Information” in the section “What are the Fund’s Main Investment Strategies?” and in the Prospectus section “What are the Fund’s Investment Strategies?,” please delete the following disclosure in its entirety:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in dividend-paying securities. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.”
and replace it with:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in dividend-paying value investments. Value investments will be defined as holdings having price/earnings lower than the S&P 500 Index. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.”

2. Under the Statement of Additional Information section “Investment Objective and Investment Limitations,” under “Non-Fundamental Names Rule Policy,” please delete the following disclosure in its entirety:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in dividend-paying securities. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities.”
and replace it with:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in dividend-paying value investments. Value investments will be defined as holdings having price/earnings lower than the S&P 500 Index. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.”
June 16, 2026

Federated Hermes Strategic Value Dividend Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457255 (6/26)
© 2026 Federated Hermes, Inc.